Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
February 29, 2000



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0876%


        Excess Protection Level
        3 Month Average   5.46%
          February, 2000   6.25%
          January, 2000   5.49%
          December, 1999   4.64%


        Cash Yield                                  18.80%


        Investor Charge Offs                         4.75%


        Base Rate                                    7.80%


        Over 30 Day Delinquency                      5.01%


        Seller's Interest                            9.54%


        Total Payment Rate                          14.30%


        Total Principal Balance                     $48,263,301,515.80


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,604,500,997.31